UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 30, 2000


                              ATOMIC BURRITO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Oklahoma
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


       000-24058                                         73-1571194
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                         1601 NW Expressway, Suite 1910
                            Oklahoma City, OK 73118
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 405-848-0996

Item 5. Other Events.

        On August 30, 2000, Atomic Burrito, Inc. (the "Company") issued a press release announcing the appointment of Don W. Grimmett as its President replacing James E. Blacketer and the Company's intention to sell its Atomic Burrito restaurant division and re-focus on its nightclub operations. The press release issued in connection with this announcement is filed as an exhibit to this report and incorporated herein by reference.

Item 7. Financial Statements And Exhibits.

        (c) Exhibit:

        See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ATOMIC BURRITO, INC.


Date: September 1, 2000                     By:/s/ Don W. Grimmett
                                               ---------------------------------
                                               Don W. Grimmett, President

                                  EXHIBIT INDEX

                                       to

                             FORM 8-K CURRENT REPORT

                        Date of Report: September 1, 2000



Exhibit No.          Description
-----------          -----------

Exhibit 99           Press Release dated August 30, 2000